UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________
 CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 21, 2020
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COVANTA HOLDING CORPORATION
(Exact name of Registrant as Specified in Its Charter)
 ________________________________________________________

Delaware	1-06732		95-6021257
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

445 South Street	Morristown	New Jersey	7960
(Address of principal executive offices)			(Zip Code)
(862) 345-5000
(Registrant’s telephone number, including area code)
________________________________________________________
 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value per share	CVA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01.  Other Events.

On April 21, 2020, Covanta Holding Corporation (the "Company"), issued a press release announcing that the Company will hold its 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) in a virtual-only format due to continued public health concerns related to coronavirus. The 2020 Annual Meeting will be held on Thursday, May 14, 2020 at 11a.m., EDT. To participate stockholders must login at www.virtualshareholdermeeting.com/CVA2020, and enter the 16-digit control number found on their proxy card or voting instruction form. Stockholders will be able to vote their shares electronically and submit their questions during the live audio webcast.

As described in the Company’s proxy materials previously distributed for the 2020 Annual Meeting, stockholders at the close of business on March 16, 2020, the record date, are entitled to participate in and vote at the 2020 Annual Meeting.

The full text of the press release issued in connection with the announcement is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(c) Exhibits

Exhibit No.	Exhibit

99.1	Press Release dated April 21, 2020

104	Cover Page Interactive Data File - (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 21, 2020

COVANTA HOLDING CORPORATION
(Registrant)

By:	/s/ Timothy J. Simpson
Name:	Timothy J. Simpson
Title:	Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press Release dated April 21, 2020

104	Cover Page Interactive Data File - (formatted as Inline XBRL and contained in Exhibit 101)